Inventory (Tables)	12 Months Ended
Dec. 31, 2013
Inventory [Abstract]
Schedule of Inventory

Inventory, net consisted of the following:

	2013	2012
Raw materials	$218,137	$178,485
Work in process	22,539	18,564
Finished goods	58,707	75,395
Total inventory	$299,383	$272,444

During 2013, the Company experienced decreased yields which resulted in increased scrap of approximately $58,500. Also, during 2013, the Company began to write off excess components associated with a phasing out a product line. The Company recorded $60,000 to cost of sales associated with these inventory adjustments.